SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                  Form 8-K/A



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                Date of Report:
                              September 28, 1999



                           SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



            Ohio                      1-14473                 34-1372535
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)



      221 South Church Street
        Bowling Green, Ohio                                     43402
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (419) 327-6300



                                       N/A
          (Former name or former address, if changed since last report)












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Item  7.   Financial Statements and Exhibits

As previously reported in its Current Report on Form 8-K filed August 31, 1999, Sky Financial Group, Inc. (the Company) hereby files by way of amendment the financial statements and pro forma financial information required pursuant to this Item 7 of Form 8-K with respect to the merger (the Merger) of First Western Bancorp, Inc. (First Western) with and into the Company on August 6, 1999:


   (a) The Company hereby incorporates by reference from First Western's Annual Report on Form 10-K for the year ended December 31, 1998 the Consolidated Balance Sheets of First Western as of December 31, 1998 and 1997 and First Western's Consolidated Statements of Income, Changes in
Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1998.

The following financial information of First Western is submitted herewith and is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

      (i)    Condensed Consolidated Balance Sheet as of June 30, 1999.

      (ii)   Condensed Consolidated Statements of Income for the
             Six Months Ended June 30, 1999 and 1998.

      (iii) Condensed Consolidated Statements of Comprehensive Income for the Six Months Ended June 30, 1999 and 1998.

      (iv) Condensed Consolidated Statement of Changes in Shareholders' Equity for the Six Months Ended June 30, 1999.

      (v) Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998.


   (b) The following pro forma financial information giving effect to the Merger is submitted herewith and is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

      (i)    Pro Forma Condensed Consolidated Balance Sheet as of
             June 30, 1999.

      (ii) Pro Forma Condensed Consolidated Statements of Income for the Six Months Ended June 30, 1999 and 1998.

      (iii) Pro Forma Condensed Consolidated Statements of Income for the Years Ended December 31, 1998, 1997 and 1996.






<PAGE  3>



   (c)  Exhibits

Exhibit No.       Exhibit

   (2) Agreement and Plan of Merger by and between Sky Financial Group, Inc. and First Western Bancorp, Inc. is hereby incorporated by reference from the Company's Registration Statement on Form S-4 (File No. 333-78997).

   (23)           Consent of Independent Auditors Deloitte & Touche LLP

   (99.1)         First Western Bancorp, Inc. Financial Information

   (99.2)         Pro Forma Financial Information








                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SKY FINANCIAL GROUP, INC.


                                 By:  /s/ Kevin T. Thompson


                                 Name:    Kevin T. Thompson
                                 Title:   Executive Vice President and
                                          Chief Financial Officer


Date:  September 28, 1999